UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2022

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry Into a Material Definitive Agreement.

On May 9, 2022, iBio, Inc. (“iBio” or the “Company”) entered into that certain Series 2022 Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”) with a certain accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor in a private placement transaction (the “Offering”) 1,000 shares of the Company’s Series 2022 Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), for the purchase price per share equal to $0.27, which was the closing price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the NYSE American on May 9, 2022. Each share of Preferred Stock is initially convertible into one (1) share of Common Stock. The terms of the Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series 2022 Convertible Preferred Stock (the “Certificate of Designation”) filed with the State of Delaware and made effective on May 9, 2022.

In connection with the Offering and in accordance with the Certificate of Designation, the Company plans to call a special meeting (the “Special Meeting”) of stockholders to consider a proposal (the “Reverse Stock Split Proposal”) to seek stockholder approval for an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding shares of Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-25. Pursuant to an Irrevocable Proxy For Voting Control, dated May 9, 2022, executed by the Investor (the “Voting Proxy”), the Investor has designated Thomas F. Isett, the Company’s Chairman and Chief Executive Officer, as the Investor’s proxy to, among other things, attend and vote the shares of Preferred Stock purchased in the Offering at any and all meetings of the stockholders of the Company.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement, the Certificate of Designation and the Voting Proxy do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, the Certificate of Designation and the form of Voting Proxy, which are filed as Exhibits 10.1, 3.1, and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. On May 9, 2022, the Company issued the Preferred Stock to the Investor. The Preferred Stock was offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.03.  Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03 in its entirety.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2022, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designation, which became effective on such date. The Certificate of Designation designated 1,000 shares out of the authorized but unissued shares of the Company’s preferred stock as Series 2022 Convertible Preferred Stock. The following is a summary of the principal terms of the Preferred Stock:

Dividends

The holders of Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The shares of Preferred Stock do not have any voting rights except that the Preferred Stock shall have the right to vote, with the holders of the Common Stock as a single class, with each share of Preferred Stock being entitled to 5,000,000 votes per share, on any resolution presented to the stockholders of the Corporation for the purpose of obtaining the approval as may be required by the laws of the State of Delaware from the shareholders of the Company with respect to an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Common Stock at a ratio of one share of Common Stock for every 25 shares of Common Stock (the “Reverse Stock Split Amendment”), provided, that the votes cast by holders of the Preferred Stock will be voted in the same proportion as the shares of Common Stock are voted (excluding any shares of Common Stock that are not voted). In addition, as long as any shares of Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend the Company’s Certificate of Incorporation in any manner that materially and adversely affects any rights of the holders of Preferred Stock, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Conversion

The Board of Directors of the Company shall have the power, at any time, in its sole and absolute discretion, to convert each of the outstanding shares of Preferred Stock into one share of Common Stock (as adjusted from time to time).  No action by the holder of the Preferred Stock, any other holder of shares of Preferred Stock or any holder of shares of Common Stock shall be required to effectuate such conversion.

Adjustment for Stock Splits

The conversion ratio is subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, and combinations of Common Stock such that the number of shares of Common Stock issuable upon conversion of the Preferred Stock issued on the conversion of each share of Preferred Stock shall also be adjusted.

Purchase Rights

If the Company grants, issues or sells any shares of Common Stock or securities exercisable for, exchangeable for or convertible into Common Stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock, then each holder of a share of Preferred Stock will be entitled to acquire, upon the terms applicable to such purchase rights, the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such purchase rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined, for the grant, issue or sale of such purchase rights.

Fundamental Transactions

In the event of any fundamental transaction, as described in the Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the Common Stock, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Certificate of Designation with the same effect as if such successor entity had been named in the Certificate of Designation itself. Additionally, upon consummation of a fundamental transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock, the Company will make appropriate provisions to ensure that the holder will thereafter have the right to receive upon conversion of the Preferred Stock at any time after the consummation of the fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any alternate consideration receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock for which the Preferred Stock is convertible immediately prior to such fundamental transaction.

Preemptive Rights

No holders of Preferred Stock will, as holders of Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any of the Company’s other securities.

Redemption

The shares of Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Preferred Stock will be limited.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibits 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series 2022 Convertible Preferred Stock
10.1	Form of Stock Purchase Agreement
10.2	Form of Irrevocable Proxy For Voting Control
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The Reverse Stock Split Proposal described above will be submitted to iBio’s stockholders for their consideration. The Company intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of record of iBio’s Common Stock and Preferred Stock in connection with the Reverse Stock Split Proposal and other matters described therein. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Reverse Stock Split Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Stock Split Proposal. iBio’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the Reverse Stock Split Proposal, as these materials will contain important information about iBio and the Reverse Stock Split Proposal. When available, the definitive Proxy Statement and other relevant materials for the proposed Reverse Stock Split Proposal will be mailed to stockholders of iBio as of a record date to be established for voting on the Reverse Stock Split Proposal. iBio stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to iBio’s corporate secretary at iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807.

Participants in Solicitation

iBio and its directors and executive officers may be deemed participants in the solicitation of proxies from iBio’s stockholders with respect to the proposed Reverse Stock Split Proposal. A list of the names of those directors and executive officers and a description of their interests in iBio is contained in iBio’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of iBio’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the Reverse Stock Split Proposal when available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2022	IBIO, INC.

	By:	/s/ Thomas F. Isett
		Name:	Thomas F. Isett
		Title:	Chief Executive Officer